Strategic Overview February 2010 Exhibit 99.1

This presentation includes "forward-looking statements," as that term is defined in the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our business, financial condition, results of operations, cash flows, strategies and prospects.  You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters.  Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results.  Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-
looking statements. These factors include those described under the caption “Risk Factors”
in our most recent Annual Report on Form 10-K filed with the Securities and Exchange
Commission.  We do not undertake any obligation to update forward-looking statements, except as required by federal securities laws.
Disclaimer Statement

2 Business Overview

Business Overview
Housing Market Is Stabilizing
The housing market has continued its road back to recovery
as more confident homebuyers have taken advantage of
increased affordability.
While high unemployment and foreclosures will continue to
present challenges, consumer sentiment has significantly
improved as homebuyers have recognized that the
residential housing market is stabilizing.
The current administration recognizes the importance of
stability in the housing market; the extension and
expansion of the homebuyer tax credit will continue to
support housing’s road to recovery.

Business Overview
Operating Focus
Stabilize
Balance Sheet
Invest in
New Strategic
Opportunities
Rebuild
Profitability in
Core Business
“Moving from defense to offense”
Investing through Rialto to capitalize on distressed
opportunities
Creating value through the cycle
Reduced construction costs per square foot from peak
by over 25%
Reduced number of floor plans from peak by 63%
Reduced avg. floor plan size from peak by 300 sq. ft.
Q4’09 sales incentives are at the lowest level since Q3’06
Ample liquidity – cash balance of $1.3B at Q4’09
.
(excludes NOL carryback refund of approximately $320M,
expected in early 2010)
Extended debt maturities with senior notes issued in April ’09
Reduced maximum JV recourse debt exposure by 84% since
.
peak

5 Stabilize Balance Sheet

25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
Stabilize Balance Sheet
Strong Cash Flow Generation and Low Leverage
HB Debt / Total Capital
Goal 35% - 45%
Operating Cash Flow
(Dollars in Millions)
(1) Includes $647M deferred tax asset reserve
(1)

Stabilize Balance Sheet
Senior Notes Maturities
$250 $245
$350
$250
$500
$250
$400
Oct-10 Oct-11 2012 Mar-13 Sep-14 May-15 Apr-16 Jun-17
As of November 30, 2009
6.50%
Senior
Notes
5.95%
Senior
Notes
5.50%
Senior
Notes
5.60%
Senior
Notes
5.13%
Senior
Notes
5.95%
Senior
Notes
12.25%
Senior
Notes
(Dollars in Millions)
Senior Notes maturities
extend over 8 years
Weighted average
interest rate of 6.9%

Stabilize Balance Sheet
2009 Capital Market Transactions
Issued $400 million of senior unsecured notes
due in 2017.
Retired $448 million of senior notes and other
debt.
Raised $225 million of equity under the $275
million equity draw down program to provide
additional financial flexibility and capital for
new opportunities.

$3.2
$5.4
$2.0
$1.5
Stabilize Balance Sheet
Aggressive Inventory Reduction
(Dollars in Billions)
$8.6*
$3.5*
Peak 2006 Q4 2009
*Excludes consolidated inventory not owned
Inventory
59%
Land, Land Under
Development and
Option Deposits
Construction
in Progress
and Finished
Homesites

Homesites Owned and
Controlled
Stabilize Balance Sheet
Aggressive Inventory Management
345,000
104,000
Peak 2006 Q4 2009
70%
Peak 2006 Q4 2009 Change
Owned 106,000 83,000 -22%
Optioned 134,000 7,000 -95%
Controlled-JVs 105,000 14,000 -87%
Total 345,000 104,000 -70%

270
214
116
62
Peak
2006
Q4 2007 Q4 2008 Q4 2009
Number of Joint Ventures
Joint Venture Detail
JVs with recourse debt 22
JVs with non-recourse debt 17
JVs without debt 23
JV total 62
Stabilize Balance Sheet
Joint Venture Reduction Strategy Near Completion
77%
We project to dissolve approximately 20 additional JVs by the end of 2010.
The remaining JVs will be long-term strategic and performing JVs with no reason to dissolve.

$1,764
$288
Peak 2006 Q4 2009
Stabilize Balance Sheet
Significant Reduction in JV Recourse Debt Exposure
Maximum JV Recourse Debt Exposure
(Dollars in Millions)
84%
JVs with Recourse Debt
At 11/30/09
Assets $1.3B
Equity $0.5B

13 Rebuild Profitability in Core Business

Rebuild Profitability in Core Business
Division Operating Focus
Operating strategy for each homebuilding division:
.
Carefully manage asset base
.
Reposition product to target first-time and
value-focused homebuyers
.
Reduce construction costs by re-bidding and
re-tooling product
.
Reduce S,G&A expenses by restructuring
operations
Each homebuilding division is focused on generating
positive cash flow and operating at profitable levels

3%
-5%
0% 0%
2%
13%
13%
15%
17%
12%
12%
9%
2% 2%
-1%
0%
-3%
-1%
1%
2%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Q1
'09
Q2
'09
Q3
'09
Q4
'09
(Pre-impairment Operating Margin%)
Rebuild Profitability in Core Business
Focus on Increasing Operating Margins

17%
14%
14%
16%
18%
25%
25%
26%
27%
25%
24%
20%
14%
16%
14%
14%
12%
17%
16%
18%
0%
5%
10%
15%
20%
25%
30%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Q1
'09
Q2
'09
Q3
'09
Q4
'09
(Pre-impairment GM%)
Rebuild Profitability in Core Business
Focus on Rebuilding Gross Margins

S,G&A Expenses Associate Headcount
Rebuild Profitability in Core Business
Focus on S,G&A Reduction
$484
$135
Peak 2006 Q4 2009
3,873
14,045
Peak 2006 Q4 2009
(Dollars in Millions)
72%
72%
Number of homebuilding divisions has been reduced from 124 to 26. Each division’s S,G&A has been right-sized to today’s production levels and each division can handle additional volume with little additional overhead.

18 Invest in New Strategic Opportunities

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Finished Homesites
Examples of recent purchases of well-located homesites that are immediately ready for production, expected to generate significantly above average gross margins, with minimal incremental overhead:
Baltimore, MD 39 homesites @ $60K
Raleigh, NC 31 homesites @ $35K
Charlotte, NC 32 homesites @ $30K
Goose Creek, SC 48 homesites @ $16K
Charleston, SC    48 homesites @ $18K
Homestead, FL 107 homesites @ $3K
San Antonio, TX 59 homesites @ $13K
San Francisco, CA   33 homesites @ $139K
San Bernardino, CA   38 homesites @ $28K
Corona, CA 80 homesites @ $89K

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Lennar options homesites Starwood acquired in TOUSA auction
Option to purchase 1,408 finished homesites in 38 communities
.
located in Jacksonville, Tampa, Orlando, and SE Florida - over a
.
24 month period
Right of first offer on an additional 1,348 homesites – after
.
the initial 24 month period
Flexible takedown schedule, with low upfront option deposit,
.
produces high IRR opportunity
Deliveries to begin in late 2010
Gross margins are projected to exceed 20%, while leveraging
.
S,G&A in existing divisions
Starwood is responsible for costs related to finishing homesites

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Newhall Land Development
Re-emerged as a long-term strategic JV with Lennar as a 15%
equity owner, in one of the nation’s most constrained, best
positioned locations for homebuilding
JV is structured for success:
No bank debt
Over $100M of cash
No Lennar guarantees
Investment is low risk with very high return potential

22 Rialto Capital Strategic Opportunity

What is Rialto?
Management team led by Jeff Krasnoff (former CEO of LNR Property Corporation) with
30 years of “down-cycle skills”
Started in late 2007 to help recreate some of what we accomplished together in the past
•
Create additional income streams from investments and fees for managing investments
•
Generate new opportunities for Lennar and other investors
•
Potential to create an asset manager/operator that can be a leader in its field
•
Three main areas we are focused on today
Legacy securities – (RMBS and CMBS) – PPIP
Distressed portfolios of commercial and residential loans – beginning with
FDIC portfolios
Building long-term relationships with capital sources and creating new sources of income
Rialto Capital Strategic Opportunity
“Moving from Defense to Offense”

Rialto and Lennar have a long history of identifying opportunities, particularly in troubled markets, and responding with innovative strategies that have yielded strong results
Rialto Capital Strategic Opportunity
Rialto and Lennar

Rialto Team and Lennar – Long History of Innovation and Strong Results
1986 1984 1982 1970s 1954 1990 1988 1994 1992 1998 1996 2002 2000 2006 2004 2008
Early 1980s Recession
Bank / S&L Failures
S&L / Real Estate Led Recession
Evolution of
CMBS
Market
Asian
Financial
Crisis,
Russian Debt
Default &
LTCM Bailout
Evolution
of European
Real Estate
CMBS /
Structured
Finance
Market
U.S. Residential Dislocation
and Financial Crisis
Lennar, founded in 1954, has
taken advantage of many real
estate cycles since its formation
as a homebuilder and land
acquirer / developer
Mr. Krasnoff’s relationship
with Lennar (as outside
advisor) begins 1977
Lennar was one of the first to issue
builder bonds to fill home mortgage
void left by failing savings & loans
Mr. Krasnoff and Mr.
Miller co-found LNR
Property Corporation
Lennar’s Asset Management Division
(led by Mr. Krasnoff and the
predecessor organization to LNR)
honed skills working with banks and
savings & loans to turn around
troubled assets
Early pioneer in the development
of the CMBS market and first
buyers of non-investment grade
mortgages coupled with special
servicing
Producing over half of Lennar
earnings, LNR spun off as a
separate NYSE-listed company
Formation of Lennar Land
Partners
Became industry leading
buyer and special servicer
of non-investment grade
CMBS (thru 2007). Worked
out billions of dollars of
non-performing loans
Entered the European
market to take advantage
of significant transition from
public to private ownership
of real estate assets
Raised $1.125 billion LNR Commercial
Property Investment and $700 million
LNR European Investors Funds to take
advantage of skills in commercial property
development in US and securities and
structured debt in Europe
Mr. Krasnoff founded
Rialto to take advantage of
turmoil in today’s residential
market
Lennar and Rialto Closed
innovative Morgan
Stanley / Lennar / Rialto
$525 million land venture
One of the first to invest in
and workout large portfolios
of distressed real estate
assets (>$5 billion of non-
performing loans)
One of the first to enter Japan
to workout large portfolios of
distressed real estate assets
(>$8 billion of non-performing
loans)
Early pioneer of commercial
CDOs and B-notes
LNR / Lennar acquired one
of the largest public land
companies (Newhall Land
and Farming) that led to
the creation of LandSource
LNR’s $4.2 billion
“go-private” transaction
Lennar acquired  interest
in Clayton Holdings, a
loan servicer
Legacy Securities PPIP Fund with
Rialto as sub-advisor closed after
being selected by US Treasury –
Potential capacity subject to final
closing of $4.4 billion dedicated to
CMBS and RMBS

LENNAR

250%
200%
150%
100%
50%
0%
-50%
11/30/98
4/30/99
9/30/99
3/1/00
8/1/00
1/1/01
6/1/01
11/1/01
4/1/02
9/1/02
2/1/03
7/1/03
12/1/03
5/1/04
8/30/04
LNR
Morgan Stanley REIT Index
S&P 500

Rialto Capital Strategic Opportunity
LNR Property Corporation

LNR Property Corporation – From Spin-off to Private Company
Spin-off Date October 31, 1997
Partner(s) Public Shareholders
Closing Date Feb 3, 2005
Investment (Net asset BV at spin-off) $549mm
Realized Value (equity value) $2.2bn
Pretax “Profit” $1.7bn
Gross Multiple 1,2 4.2x
IRR 1,2 24%
Spin-off Summary
Take-Private Summary
LNR’s businesses grew to over half of Lennar’s total earnings by
1997 and to allow both it and Lennar to continue to grow more effectively, LNR was spun off on October 31, 1997 with Stuart
Miller as its Chairman and Jeff Krasnoff as its President
LNR completed a run of seven successful years as a public
company and was profitable every quarter
Public vehicle enabled investors to participate in opportunistic real estate strategies built around the core competencies of adding value to properties, loans and securities
¹
Assumes no margin leverage on purchased shares.
²
Based on initial book value of net assets contributed of $15.19 per share. Opening stock price was $25.75 with a stock trading range of $12.50 - $29.88 in the first year of trading. If using the opening stock price of $25.75, the results would be a 2.5x multiple with a 14.3% IRR.
Announced in August of 2004, LNR was one of the first major real estate company take-private transactions with affiliates of
Cerberus Capital in a $4.2 billion transaction
Mr. Krasnoff remained as LNR’s President and CEO after the
privatization until July 2007, when he left and formed Rialto
At LNR oversaw the management team’s monetization of
properties, raising of two funds totaling $1.8 billion, refinancing of acquisition debt, expansion of the servicing platform into Europe and continued growth of its CMBS platform
Investment Highlights
Stock Performance
$15.19
initial book
value
$63.10
sale value

Rialto Capital Strategic Opportunity
The Rialto Team

Rialto’s dedicated management team is comprised of specialists in turnarounds, workouts, capital markets, land / homebuilding and commercial properties
Thekla B. Salzman
Chief Financial Officer
(Miami)
25 yrs. Experience
(19 yrs. with Mr. Krasnoff)
Eric Feder
Loan Workout
(Miami)
19 yrs. Experience
(2 yrs. with Mr. Krasnoff)
Anthony Seijas
REO & Servicing
(Miami)
18 yrs. Experience
(13 yrs. with Mr. Krasnoff)
Bill Landis
Chief Investment Officer
(New York)
20 yrs. Experience
(4 yrs. with Mr. Krasnoff)
Steven I. Engel
Senior Workout Advisor
(New York)
30 yrs. Experience
(22 yrs. with Mr. Krasnoff)
Jeff Krasnoff
Chief Executive Officer
30+ yrs. Experience
(Former President and CEO
of LNR)
Controller Treasurer Legal
Lennar Resources Outsourced
Services provided: accounting, finance,
legal counsel, human resources and IT
Asset Management Teams
Doug Doughty
Investor Relations
13 yrs. Experience
(2 yrs. with Mr. Krasnoff)
Services provided: deal sourcing, market intelligence,
underwriting, development and construction and sales (value
creation)
Lennar Division Presidents
and Field Associates

“Price-enablement” has begun
$0.95
$0.40
Price under which
selling assets
creates insolvency
“Bid-ask” spread
creating “price-
disabled” seller
$0.95
$0.40
Seller is
“price-enabled”
Rialto pricing*
(Accepted)
Seller’s book value
(Original par = $1)
“Marked-to-market”
Rialto pricing*
(Turned down as too low)
$0.80
Price-Enabling
Events
Government Seizures
Equity Infusion
“Good / Bad” Bank
Tax Incentives
Recapitalization
Bankruptcy
Price-Enabling
Events
Government Seizures
Equity Infusion
“Good / Bad” Bank
Tax Incentives
Recapitalization
Bankruptcy
Book value becomes
less important
(May be under new control or
difference may be “bridged”
by infusion of capital or other
incentives)
* Pricing assumptions based on current economic conditions with a continued decline in home values.
Recent government events have provided the catalyst for the creation of “Price Enabled”
sellers and the conditions for clearing distressed assets at commercially reasonable prices
Rialto Capital Strategic Opportunity
The Time is Now

Additional Loss
Seller is Willing to
Take vs. Book Value

New investment and co-investment opportunities such as PPIP and distressed loan portfolios
New fee streams and incentive/carried interest as part of Rialto managing investments for others
Potential for strategic investments with crossover Rialto investors
Opportunity to participate in the creation of an asset management/operating company (similar to what became LNR)
New land and community opportunities coming out of distressed bank portfolios
•
Potential to be a buyer of homesites that may be contained in portfolios
•
Exposure to assets within portfolios, even if Rialto is not the winning bidder
Fee opportunities for the management and development of foreclosed properties or other real estate
Rialto Capital Strategic Opportunity
What Does It Mean for Lennar?

Private Capital
$1.1 Billion
UST Capital
$1.1 Billion
Senior Treasury Loan
$2.2 Billion
Lennar has committed $75 million to this
investment
Legacy RMBS & CMBS securities rated
AAA prior to 1/1/09
Senior Secured Debt from US Treasury
(UST) at Libor +100 bps
10-year maturity; subject to available
cash-flow amortization schedule;
pre-payable at anytime
Adds 700-800 bps to unlevered yields on
a hold-to-maturity and 1100 to 1300 bps
on a Year 3 to Year 5 sale at pricing
comparable to original acquisition
Preferred return to partners of 8% before
any debt amortization
US Treasury has implemented the PPIP program to co-invest with private capital to help clean up legacy securities held at financial institutions; Rialto is a sub-advisor for one of the 8 approved PPIP managers.
AllianceBernstein PPIP team (with Rialto as sub-advisor) has raised its $1.1 billion from a variety of sources around the world and has requested additional capacity from UST
Rialto Capital Strategic Opportunity
The PPIP – Capital Structure

Leverage
1×

Investment Portfolio A Portfolio of Securities… …Backed by Collateral… …That Consists of Real Estate Rialto Capital Strategic Opportunity PPIP Investments in AAA Securities 30

Our Focus is Super Senior & Junior Mezzanine
Our Focus is Super Duper, AM & AJ

Rialto Capital Strategic Opportunity
PPIP - Focus on Top of the RMBS and CMBS Structure
Typical RMBS Capital Structure Typical CMBS Capital Structure
14.5%
7.3%
30.0%
20.0%
11.6%
Super Senior
Subordinated
Junior Mezzanine
Losses
Principal
Repayments
Losses
Principal
Repayments
Subordinated
Super Duper
AM
AJ

Acquisition Dates 1991-1996
Partner(s)
MSREF
Lehman
Disposition Dates Various
Lennar Total
Investment ownership 15-50% $165mm $684mm
Realized Value $420mm $1.4bn
Pretax “Profit” $255mm $716mm
Gross Multiple 2.6x 2.1x
IRR 62% NA
Transaction Background
Compelling Return Profile - Early 1990s Distressed Real Estate Portfolios
Opportunity to capitalize on the real estate recession and S&L crisis of the late 1980s / early 1990s
Principals capitalized on hands-on residential and commercial development and management expertise to establish one of the first for-profit workout operations
Responsible for underwriting, acquiring and handling the workout and asset management for over $5 billion of distressed assets from 1991 to 1996
Operation founded by principals around this business eventually became independent public company - LNR Property Corporation
Formerly the largest S&L in FL and oldest in U.S. Acquired a $1 billion portfolio consisting of 1,100 assets from the RTC investing
$17.5 million for 25% of the equity with Morgan Stanley RE Fund in its very first investment
Transaction Examples Transaction Results
(1991-1992)
Purchased an initial 10% interest for $30 million in a $2 billion portfolio consisting of 570 assets in 35 states with Lehman
Brothers. Believed to be largest NPL portfolio sale in early 1990s.
(1993)
Investment Highlights
1
Figures reflect LNR’s returns; investor returns are not available.
AmeriFirst investment yielded a 133% IRR and a 6.9x multiple
¹
Westinghouse investment yielded a 58% IRR and a 4.5x multiple
¹
Workouts included collecting full and discounted payoffs of
mortgage loans, converting NPLs to performing loans, securitizing loans, foreclosures with subsequent leasing and sales of
properties
Utilizing securitization as one of its key resolution strategies, principals became CMBS pioneers and transformed due diligence and workout platforms into one of the most regarded non-
investment grade securities investment and special servicing businesses
Rialto Capital Strategic Opportunity
Parallels to the Prior Cycle

1990s: That Was Then…
From 1984 to 1992, 1,452 banks
and S&L’s were taken over
Bulk of this action taken after RTC
was formed in 1989
RTC finished its job and was
merged into FDIC in 1995
2008-2010: This Is Now
Total assets held by failed banks
was $266bn
Number of
Banks
Assets
Resolution
RTC/FDIC clearing process cleaned
the system and allowed for banks
to lend again
Institutional Risk Analytics rates 2,200 Banks “F”, forecasting over 1,000 will be seized during this cycle. The 2,200 represent $4.4 trillion in assets
1990s vs. Current Cycle
Rialto Capital Strategic Opportunity
Bank Seizures

From January 2008 to 2010 YTD,
approximately 180 banks have
been seized
FDIC currently has over 500 banks
on the watch list
Total assets held by failed banks
was approximately $250bn
(excludes $307bn for Washington
Mutual)
FDIC has begun the process of
clearing these assets through its
Structured Loan Sales program

Rialto Capital Strategic Opportunity
FDIC Portfolio Ownership Structure

FDIC Debt:
$627M
(2)
FDIC Structure
FDIC contributes loans into an LLC and sells a
40% equity interest in the assets
FDIC provides 50% nonrecourse financing in
the form of purchase money notes at 0%
interest rate – all cash flows go to repay notes
until fully defeased
An additional $22M funded for working capital
reserves (plus $32M funded by the FDIC),
which will be used to fund day-to-day
expenses of managing the portfolio
$10M guarantee for performance only in effect
until termination of the venture
Each 10 cents of resolution value over our 40
cent purchase price creates approximately
$122 million of profit
Total UPB:
$3.05 Bn (1)
Lennar/Rialto
Equity: $243M
Total Purchase
Price:
$1.22 Bn
(40% of UPB)
Sources Uses
FDIC Equity:
$365M
Total KBW and Pentalpha Portfolios
1) UPB before accrued interest, late charges and property protection advances
2) Includes an $18 million FDIC guarantee fee, which is not included in the purchase price of the portfolio of loans

Rialto Capital Strategic Opportunity
FDIC Portfolios

FDIC Portfolios – Resi and Commercial AD&C*
Unpaid Principal Balance:
# of Loans:
Average Balance:
Geography:
$3.05bn
¹
~5,500
$555K
GA – 33%
NV – 19%
AZ – 11%
FL – 9%
Non-Performing:
Collateral:
90%
Residential:
Partially Dev. Land: 25%
Dwellings: 24%
Raw Land:  10%
Finished Homesites: 9%
Commercial:
Retail: 8%
Office/Industrial: 7%
Other: 6%
Portfolio is comprised primarily of full recourse AD&C loans to developers and homebuilders, with many small loans to individual borrowers
*Acquisition, development and construction
1 Excludes accrued interest, default interest, late charges and property protection advances
Purchase Price:
$1.22bn
Equity:
$243M
CA – 7%
WA – 3%
OR – 3%
TX – 2%
Due Diligence/Underwriting Strategy
Extensive due diligence process over the past four
months,
with over 30 underwriters working in
tandem with local Lennar personnel and other third
party firms
Process included detailed file reviews of loan
documents, site visits, market reviews, comparable
sales, residual analyses, development costs,
alternate property uses, independent appraisals,
outstanding liens (including property taxes), borrower
evaluations,
etc.
Each loan evaluated (e.g., foreclosure, deed-in-lieu,
short sale, discounted payoff, restructure, etc.) and
estimated the likely timing and costs involved
Once completed, all underwritings were reviewed
through a number of ‘ round tables’, wherein each
asset was presented by the underwriter to the broader
Rialto team – adjustments were made accordingly
Cash flows from this work were rolled up into a model
taking into cash flow waterfalls as outlined by the
FDIC and discounted back at appropriate return levels
to determine the appropriate bid prices

Example of Creating Value by Monetizing Assets
Rialto Capital Strategic Opportunity
FDIC Portfolios – Investment Process

Solution
Discounted
Payoff
Foreclose +
Liquidate
Value Add
Multiple (examples)
~1.3x – 2.0x ~1.75-2.5x ~2.0x – 3.0x
IRR (examples)
30%+ ~25% ~20-25%
Comments
Borrower pays off loan at
discount to par and greater
than 1.0x multiple of
purchase price; simplest
workout option
Go through foreclosure
process; take back asset.
Sell to a builder/developer/
investor often as is or in
bulk.  May hold until
market conditions improve.
Develop, redevelop and/or
lease and then sell
improved property
$60K
$20K
Discounted
Payoff
Foreclose
+ Liquidate
Value Add
Timeline
Shorter-Term
Longer-Term
Original
Purchase
Price
$50K
$40K

Rialto Capital Strategic Opportunity
Conclusion
Right Team, Right Time, Right Opportunity
Cycle-tested team with significant workout experience (e.g., condos in 1980s, RTC in the early 1990s, Japanese loan workouts in late 1990s, Europe in the early 2000s)
Part of team selected by US Treasury as one of 8 PPIP fund managers. Recently completed $1.1B capital raise. Lennar committed to invest $75 million.
Comprehensive GP platform – combines the down-cycle turnaround skills of the Rialto management team directly with the deep operational infrastructure of Lennar and Clayton
Investment strategy requires local market knowledge and a large organization to process deal flow (Lennar has approximately 4,000 professionals throughout its national footprint,
Clayton has up to 1,400+ loan / asset specialists)
Few firms have capabilities to underwrite certain targeted deal flow (ADC, CDD, etc.), likely resulting in less competition for acquisitions
Strong deal sourcing capabilities by leveraging the Rialto and Lennar networks
Lennar’s strategic investments in PPIP and FDIC portfolios are accretive transactions helping to rebuild profitability